Summary of Significant Accounting Policies (Deferred Leasing Costs, Net of Accumulated Amortization) (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Deferred leasing costs	$ 24,348	$ 17,374	$ 12,567
Accumulated amortization	(8,379)	(5,516)	(4,361)
Deferred leasing costs, net	$ 15,969	$ 11,858	$ 8,206